--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          ABC DISPENSING TECHNOLOGIES
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       ABC DISPENSING TECHNOLOGIES, INC.
                                  AKRON, OHIO
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 9, 1998

To the Shareholders of ABC Dispensing Technologies, Inc.

     You are hereby notified that the 1998 annual meeting of shareholders (the "Meeting") of ABC Dispensing Technologies, Inc. (the "Company") will be held at the offices of ABC Dispensing Technologies, Inc., Akron, Ohio, on Friday, October 9, 1998, at 1:30 p.m. local time, for the following purposes:

          1. To elect six (6) Directors to serve until the 1999 annual meeting of shareholders or until their successors are elected and qualified; and

          2. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 10, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record on such date will be entitled to vote by attending in person or by Proxy. A list of such shareholders will be made available for examination at the offices of the Company at least ten (10) days prior to the Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE MEETING AND VOTING.

                                          By Order of the Board of Directors

                                          Lee A. Albanese, Secretary

Akron, Ohio, August 19, 1998
PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       ABC DISPENSING TECHNOLOGIES, INC.

                           TO BE HELD OCTOBER 9, 1998
                            ------------------------

                      SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ABC Dispensing Technologies, Inc. (the "Company") of proxies to be voted at the 1998 annual meeting of shareholders (the "Meeting") to be held at the offices of ABC Dispensing Technologies, Inc., Akron, Ohio, on Friday, October 9, 1998, at 1:30 p.m. local time, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The approximate date of the mailing of this Proxy Statement and accompanying proxy is August 19, 1998. A shareholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Secretary of the Company at any time before the Meeting. Although a shareholder may have turned in a proxy prior to the Meeting, such a shareholder may, nevertheless, attend the Meeting, revoke his proxy and vote in person. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders.

     A proxy for use in connection with the Meeting is enclosed. Shareholders who execute proxies retain the right to revoke them before they are voted. A proxy may be revoked by submission of a later dated proxy, by submission of a written statement signed by the shareholder whose proxy is being revoked or by voting in person at the Meeting. If mailed, the later dated proxy or the written revocation must be received by the Company at its corporate offices at or prior to the Meeting. A proxy, when executed and not so revoked, will be voted as specified by the shareholder.

     If because of a disability you will need auxiliary aids or services to attend the Meeting, please contact the Secretary of the Company prior to the Meeting.

     Officers and employees of the Company may, by letter, telephone, or in person, request the return of proxies. The cost of this solicitation will be paid by the Company. The Company will reimburse brokerage houses, custodians, nominees, and others for reasonable expenses in connection with this solicitation.

                               VOTING PROCEDURES

     The Company had 17,590,108 shares of the Company's common stock, $.01 par value per share (the "Common Stock") outstanding and entitled to vote as of the record date, August 10, 1998. Shareholders of record, at the close of business on that date, will be the only persons to receive notice of, and to be entitled to vote at, the Meeting or any adjournment of the Meeting. Holders of Common Stock are entitled to one vote per share on all matters to be brought before the Meeting. For purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the shareholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.

                  PROPOSAL NO. 1 -- ELECTION OF SIX DIRECTORS

     The By-Laws of the Company provide for a Board of Directors consisting of up to nine (9) members. The Board of Directors currently has six members. At the meeting, six (6) individuals will be elected to serve as directors until the next annual meeting of shareholders, and until their successors are elected and qualified. The Board of Directors has nominated six (6) individuals, all of whom comprise the current Board of Directors. In the event that all such nominees are elected, the Board of Directors will have three (3) vacancies. Board members are elected annually by the Company's shareholders; however, vacancies may be filled at any time by the existing Board of Directors. The Board of Directors may fill some or all of the three (3) vacancies prior to the next annual meeting of shareholders, but it has no present intention to do so.

     Unless a shareholder withholds authority, a properly signed and dated proxy will be voted for the election of the persons named below. If a duly executed and dated proxy is returned without instructions, it will be voted for the six nominees proposed below. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the shareholder withholds authority from voting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

     The names and biographical summaries of the six (6) persons who have been nominated to stand for election at the Meeting are:

                   NAME                     AGE        PRINCIPAL OCCUPATION OR EMPLOYMENT
                   ----                     ---    ------------------------------------------
Charles M. Stimac, Jr.....................  47     President, Chief Executive Officer and
                                                   Director of the Company
Norbert J. Lewandowski....................  61     Consultant
Herbert L. Luxenburg......................  62     President and Chief Executive Officer of
                                                   University Inn and Days Inn of Kent, Ohio;
                                                   Director of the Company
C. Rand Michaels..........................  61     Vice Chairman of Lomak Petroleum, Inc.;
                                                   Director of the Company
William L. Shanklin.......................  57     Professor of Marketing and
                                                   Entrepreneurship at Kent State University;
                                                   author and consultant
Frank E. Vaughn...........................  69     Adjunct Professor and visiting lecturer at
                                                   Kent State University

     CHARLES M. STIMAC, JR. has been President, Chief Executive Officer and a Director of the Company since July 15, 1996. Mr. Stimac has more than 20 years experience in the investment banking industry. Prior to joining the Company, Mr. Stimac served as Vice President of Roney and Company, a member firm of the New York Stock Exchange, from March 1991 through June 1996. During his five-year tenure at Roney and Company, Mr. Stimac was a portfolio manager and a small-cap stock specialist.

     NORBERT J. LEWANDOWSKI was appointed Director of the Company on December 15, 1997 to fill a vacant seat on the board and serve until the next election by the shareholders at the 1998 Annual Meeting. Mr. Lewandowski currently serves on the Board of Trustees at Kent State University. Mr. Lewandowski is a CPA and until 1992 he headed a large regional accounting firm that he founded. Mr. Lewandowski currently serves as a consultant to many local companies.

     HERBERT L. LUXENBURG has been a Director of the Company since September 1988. Mr. Luxenburg has been a proprietor in the hospitality industry since 1965 and has served as President and Chief Executive Officer of the University Inn and Days Inn of Kent, Ohio from 1989 through the present.

     C. RAND MICHAELS has been a Director of the Company since September 1986. Mr. Michaels is Vice Chairman of Lomak Petroleum, Inc., a public corporation engaged in exploration for, and in the development and production of, crude oil and natural gas. Mr. Michaels has held executive positions with Lomak since 1976.

Mr. Michaels also has served as a Director of Lynx Exploration, Inc., an oil and gas exploration company, from 1994 through the present and as a Director of North Coast Energy, Inc. from 1996 through the present.

     WILLIAM L. SHANKLIN was appointed Director of the Company on December 15, 1997 to fill a vacant seat on the board and serve until the next election by the shareholders at the 1998 Annual Meeting. Since 1977, Mr. Shanklin has been a Professor of Marketing and Entrepreneurship at Kent State University. Mr. Shanklin has served as consultant and advisor to the President/CEO of the Company for the past 16 months. Mr. Shanklin is an author and has been a consultant to numerous companies, ranging from Fortune 500 firms to small businesses.

     FRANK E. VAUGHN was appointed Director of the Company on October 13, 1997 to fill a vacant seat on the board and serve until the next election by the shareholders at the 1998 annual meeting. Mr. Vaughn was formerly President of the Hoover Companies and Executive Vice President of the Maytag Corporation. Mr. Vaughn is currently an Adjunct Professor and visiting lecturer at Kent State University.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION

BOARD MEETINGS

     The Company's Board of Directors held four meetings during the fiscal year ended April 25, 1998 ("FY 1998"). All Directors attended 75% or more of the total number of Board and applicable committee meetings. The Board has a compensation committee and an audit committee.

Committees

     THE COMPENSATION COMMITTEE members were Messrs. Vaughn, Michaels and Luxenburg during FY 1998. The Compensation Committee held no meetings during FY 1998. The Compensation Committee is responsible for the review and recommendation of officer and key employee compensation and benefit programs and for administering the Company's existing stock option plans.

     THE AUDIT COMMITTEE members were Messrs. Vaughn, Lewandowski and Shanklin during FY 1998. The Audit Committee held no meetings during FY 1998. The Audit Committee is responsible for the review of SEC reports, public financial releases, and independent audit results.

DIRECTORS' COMPENSATION

     Except as set forth in the next paragraph, Directors were not compensated for service as Directors or to attend any meetings, including meetings of any committee. All Directors were reimbursed for their expenses in connection with the meetings.

     On October 10, 1997, Messrs. Luxenburg, Michaels and Vaughn were each granted 20,000 warrants to purchase shares of the Common Stock at $0.844 per share as compensation for their service as Directors during FY 1998 and Mr. Vaughn was granted an additional 20,000 warrants to purchase shares of the Common Stock at $0.844 per share for accepting a position on the Board of Directors. On January 29, 1998, Mr. Lewandowski and Mr. Shanklin were each granted 20,000 warrants for accepting positions on the Board of Directors and an additional 20,000 warrants as compensation for their services as Directors for FY 1998. Each such warrant allows the Director to purchase one share of the Common Stock at a price of $1.125 per share.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

     Mr. Stimac is the Company's only executive officer. The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and NASDAQ initial reports of ownership and reports to changes of ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely upon its review of copies of the forms received by it, or on written representations from reporting persons, the Company believes that there were no late filings on Forms 3, 4 or 5, or unreported transactions, during FY 1998; however, each of the Company's directors recently amended his Form 4 filings to update/correct the amount and nature of the holdings reported thereon.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the fiscal years ended April 25, 1998, April 26, 1997 and April 27, 1996 of the compensation of the Company's Chief Executive Officer.

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                ANNUAL COMPENSATION        AWARDS
                                                --------------------    -------------     ALL OTHER
              NAME AND PRINCIPAL                FISCAL                     OPTIONS       COMPENSATION
                   POSITION                      YEAR       SALARY      (# OF SHARES)        ($)
              ------------------                -------    ---------    -------------    ------------
Charles M. Stimac, Jr.,.......................   1998      $150,000             --          $1,342(1)
  President and Chief Executive Officer          1997      $108,333        100,000(2)       $  670(1)
Robert A. Cutting,............................   1996      $122,000             --          $  490(3)
  Former President and Chief Executive Officer

---------------

(1) These amounts represent the Company's matching contributions for Mr. Stimac's account in the Company's 401(K) retirement plan.

(2) Mr. Stimac was granted warrants to purchase 100,000 shares of Common Stock in connection with the execution of the Stimac Agreement, referred to below.

(3) Mr. Cutting's employment with the Company terminated effective July 14,
    1996.

MR. STIMAC'S EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Charles M. Stimac, Jr., President, Chief Executive Officer and Chief Financial Officer of the Company, as of March 1, 1997 (the "Stimac Agreement"). The Stimac Agreement provides for Mr. Stimac to serve as the Company's President and Chief Executive Officer for an initial three-year term beginning March 1, 1997, subject to automatic renewal for one-year renewal terms unless either party gives one year's notice of termination. The Stimac Agreement provides for an annual salary of $150,000, subject to annual cost of living increases, and annual bonuses equal to 4% of the Company's pretax income. The Stimac Agreement also provides for the grant of warrants to purchase 100,000 shares of the Company's Common Stock at an exercise price of $1.25 per share.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     As of July 30, 1998, there were no persons known by the Company to beneficially own more than five percent (5%) of any class of the Company's securities. The following table sets forth certain information as of

July 30, 1998, except as noted, regarding the Common Stock held by Directors and the Chief Executive Officer of the Company and all directors and executive officers as a group:

                                                           NUMBER OF SHARES OF COMMON    PERCENT OF
                  NAME AND POSITION(S)                      STOCK BENEFICIALLY OWNED       CLASS
                  --------------------                     --------------------------    ----------
Charles M. Stimac, Jr., President........................            596,986(1)             3.3%
  Chief Executive Officer and Director
Herbert L. Luxenburg.....................................            213,326(1)             1.6%
  Director
C. Rand Michaels.........................................            246,076(1)(2)          1.4%
  Director
Frank E. Vaughn..........................................            191,843(1)(2)          1.1%
  Director
William L. Shanklin......................................            277,706(1)(2)          1.6%
  Director
Norbert J. Lewandowski...................................            140,000(1)(2)            *
  Director
Directors and Executive Officers
  as a Group (6 Persons).................................          1,665,937(1)(2)          8.7%

*Less than 1%

---------------

(1) Includes shares the directors have a right to acquire within 60 days through the exercise of warrants and options: Mr. Stimac -- 425,000; Mr.
    Luxenburg -- 213,326; Mr. Michaels -- 190,826; Mr. Vaughn -- 115,000; Mr.
    Shanklin -- 175,000; Mr. Lewandowski -- 90,000; and all directors and executive officers -- 1,209,152.

(2) Includes shares the directors have a right to acquire within 60 days through the conversion of Preferred Stock: Mr. Michaels -- 50,000; Mr.
    Vaughn -- 75,000; Mr. Shanklin -- 100,000; Mr. Lewandowski -- 50,000; and all directors and executive officers -- 275,000.

                   CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

     On January 17, 1996, the Company obtained a $500,000 working capital asset-secured loan from the Mezzanine Financial Fund, L.P. ("Mezzanine"). Interest on the loan was due monthly at the rate of 18% per annum. The terms of the loan agreement provided for a $100,000 repayment of principal on each of the first and second anniversaries of the closing of the loan. The balance of $300,000 was due on the third anniversary. Mezzanine, at its option, could have converted the loan into 166,666 shares of common stock (including standard anti-dilution provisions). In consideration for providing the loan, Mezzanine received a five (5) year warrant (the "Warrant Fee") to acquire shares of common stock (at a price equal to the lower of seventy percent (70%) of the 30-day average trading price prior to closing of the loan, or $2.50 (the "Price")). The warrant exercise price was therefore determined to be $2.04 per share. The maximum number of shares subject to the warrant was determined to be 58,910 under a formula in the loan agreement. At Mezzanine's election, all or any part of the Warrant Fee could have been put to the Company upon repayment of the loan for payment in cash in the amount equal to 70% of such Warrant Fee, paid in equal monthly payments over the same number of months that the loan was outstanding. Additionally, Mezzanine received a closing fee equal to 2% of the amount of the loan and reimbursement for expenses associated with the making of the loan.

     On July 24, 1996, the Company distributed 125,000 shares of common stock to Mezzanine in satisfaction of $38,000 of interest charges from May through September 1996 due Mezzanine under the credit facility.

     On September 23, 1996, the Company fully repaid Mezzanine the $500,000. Prior to this date, the Company delivered 125,000 common shares to Mezzanine of which 30,000 shares were sold to pay past due interest. In addition, the proceeds of a sale of another 60,000 shares in September and October 1996 were used to pay off the remaining interest of approximately $10,000 and an enhancement fee of approximately $23,000. On December 31, 1996, Mezzanine returned 35,000 shares of Common Stock to the Company.

     Herbert M. Pearlman, Chairman of the Board of Directors of the Company through February 5, 1997, is a director, officer and principal stockholder of the general partner of Mezzanine. Mr. Pearlman is also Chairman, chief executive officer and a principal stockholder of Helm Resources, Inc., a publicly traded company which holds an approximately 14% equity stake in Mezzanine.

     Pursuant to an arrangement with InterSystems, Inc., a company in which Mr. Pearlman is Chairman and in which Mr. Pearlman has a significant equity interest, the Company received certain shareholder relations services. The Company reimbursed InterSystems, Inc. by paying one third of the salary and other expenses of the InterSystems, Inc. employee providing the services to the Company. The Company did not make any payments to InterSystems, Inc. during fiscal 1997. The arrangement was terminated in February 1997.

     Pursuant to an arrangement with Helm Capital Group, Inc. that was terminated in February 1997, the Company paid for 25% of the allocated overhead expenses associated with the office space maintained for Mr. Pearlman by Helm Capital Group, Inc. The Company did not make any payments to Helm Capital Group, Inc. during fiscal 1997.

     William L. Shanklin is serving as a marketing and management consultant to the Company. For his services as a consultant from October 1997 through September 1998, Mr. Shanklin has been awarded five shares of the Company's Preferred Stock valued at $12,500 per share.

                                 VOTE REQUIRED

     The Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote at the Meeting. Each shareholder has the right to cast six (6) votes for six (6) directors, but not to cumulate votes for any director.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR its nominees for directors.

                              SHAREHOLDER PROPOSAL

     A shareholder of the Company who wishes to present a proposal for action at the Company's 1999 annual meeting of shareholders must submit such proposal to the Company, and such proposal must be received by the Company by a reasonable time before the Company mails its proxy in connection with its 1999 annual meeting of shareholders.

                                 OTHER MATTERS

     Management is not aware of any other matters that may come before the meeting. However, if additional matters come before the meeting, proxies will be voted at the discretion of the proxy holders.

                                 ANNUAL REPORT

     The Company's Annual Report for FY 1998 accompanies this Proxy Statement in the initial mailing to shareholders. The Annual Report is not to be regarded as Proxy solicitation material.

Akron, Ohio                    Lee A. Albanese, Secretary
August 19, 1998

                      ABC DISPENSING TECHNOLOGIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Charles M. Stimac, Jr. and Lee A. Albanese, and each of them, as proxies of the undersigned, with full power of substitution, to represent and to vote at the Annual Meeting of Stocholders to be held at the offices of ABC Dispensing Technologies, Inc., Akron, Ohio on October 9, 1998, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock of ABC DISPENSING TECHNOLOGIES, INC., held by the undersigned which the undersigned would be entitled to vote if personally present, with respect to the matters described on the reverse side of the proxy card:


               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

[X]  Please mark your
     votes as in this
     example.


                    FOR               WITHHOLD
               all nominees           AUTHORITY
              listed at right   to vote for nominee(s)

                                                     Nominees:           Herber L. Luxenburg
1. ELECTION OF     [ ]                   [ ]                             Norbert J. Lewandowski
   DIRECTORS                                                             C. Rand Michaels
                                                                         William L. Shanklin
                                                                         Charles M. Stimac, Jr.
INSTRUCTIONS: To withhold your vote for any individual nominee(s),       Frank E. Vaughn
     write the name of the person(s) for whom your vote is withheld on the line immediately below.


     --------------------------------------------------

2. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment:

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
    BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" THE
    ELECTION OF THE LISTED NOMINATIONS FOR DIRECTOR.

    PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



Signature_________________________________Dated __________, 1998

NOTE:   Please sign your name exactly ase it appears hereon. When signing as attoney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.
